KOBREN GROWTH FUND

                       SUPPLEMENT DATED SEPTEMBER 14, 2006
             TO THE PROSPECTUS DATED MAY 1, 2006 (THE "PROSPECTUS")

1.  REORGANIZATION PROPOSAL.

THE  FOLLOWING   INFORMATION   SUPPLEMENTS  THE  INFORMATION  CONTAINED  IN  THE
PROSPECTUS.

At the June 29, 2006 meeting of the Board of Trustees of the Kobren Insight Funds, the Board approved Agreements and Plans of Reorganization and Redomiciliation (the "Reorganization Agreements") pursuant to which the Kobren Insight Funds would be reorganized into newly created shell series of the E*TRADE Funds. Your fund is one of the two current series (I.E., Kobren Growth Fund and Delphi Value Fund) of the Kobren Insight Funds.

Kobren Insight Management ("KIM"), the investment manager of the Kobren Insight Funds, and E*TRADE Asset Management, Inc. ("ETAM"), the investment manager of the E*TRADE Funds, are wholly-owned subsidiaries of E*TRADE FINANCIAL Corporation. ETAM would serve as the investment manager of the Kobren Insight Funds after their reorganization into the newly created shell series of the E*TRADE Funds. Further, KIM would serve as the investment subadviser to the Kobren Growth Fund and Delphi Management Inc. would serve as the investment subadviser to the Delphi Value Fund. The investment objective, investment strategies, policies and restrictions of each successor fund will be substantially identical to those of the corresponding Kobren Insight Fund. The reorganizations are expected to be free of any tax consequences.

The proposed reorganizations are expected to take place in November 2006, but are subject to the approval by the shareholders of the Kobren Insight Funds and certain other conditions. The Kobren Insight Funds and their successor funds anticipate distributing a combined prospectus/proxy statement to the shareholders of the Kobren Insight Funds describing in greater detail the proposed reorganizations and the successor funds in October 2006. Please read the combined prospectus/proxy statement carefully when it is available because it contains important information.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                DELPHI VALUE FUND

                       SUPPLEMENT DATED SEPTEMBER 14, 2006
             TO THE PROSPECTUS DATED MAY 1, 2006 (THE "PROSPECTUS")

1.  REORGANIZATION PROPOSAL.

THE  FOLLOWING   INFORMATION   SUPPLEMENTS  THE  INFORMATION  CONTAINED  IN  THE
PROSPECTUS.

At the June 29, 2006 meeting of the Board of Trustees of the Kobren Insight Funds, the Board approved Agreements and Plans of Reorganization and Redomiciliation (the "Reorganization Agreements") pursuant to which the Kobren Insight Funds would be reorganized into newly created shell series of the E*TRADE Funds. Your fund is one of the two current series (I.E., Kobren Growth Fund and Delphi Value Fund) of the Kobren Insight Funds.

Kobren Insight Management ("KIM"), the investment manager of the Kobren Insight Funds, and E*TRADE Asset Management, Inc. ("ETAM"), the investment manager of the E*TRADE Funds, are wholly-owned subsidiaries of E*TRADE FINANCIAL Corporation. ETAM would serve as the investment manager of the Kobren Insight Funds after their reorganization into the newly created shell series of the E*TRADE Funds. Further, KIM would serve as the investment subadviser to the Kobren Growth Fund and Delphi Management Inc. would serve as the investment subadviser to the Delphi Value Fund. The investment objective, investment strategies, policies and restrictions of each successor fund will be substantially identical to those of the corresponding Kobren Insight Fund. The reorganizations are expected to be free of any tax consequences.

The proposed reorganizations are expected to take place in November 2006, but are subject to the approval by the shareholders of the Kobren Insight Funds and certain other conditions. The Kobren Insight Funds and their successor funds anticipate distributing a combined prospectus/proxy statement to the shareholders of the Kobren Insight Funds describing in greater detail the proposed reorganizations and the successor funds in October 2006. Please read the combined prospectus/proxy statement carefully when it is available because it contains important information.

2.  FINANCIAL HIGHLIGHTS.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION ON PAGES 12 AND 13 OF THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request and without charge. The information for periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights.

                                                                                RETAIL CLASS SHARES
                                                                                FOR THE YEAR ENDED
                                                12/31/2005        12/31/2004        12/31/2003        12/31/2002        12/31/2001
                                                ----------        ----------        ----------        ----------        ----------
   Net asset value - beginning of period     $        17.23    $        15.79    $        11.91   $         13.18   $         13.00
   Net investment income (loss)                        0.02            (0.05)            (0.03)            (0.02)            (0.02)
   Net realized and unrealized gain
      (loss) on investments                            1.12              2.04              3.91            (1.25)              0.27
                                             --------------   ---------------   ---------------    --------------   ---------------
   Net increase (decrease) in net assets
      resulting from investment operations             1.14              1.99              3.88            (1.27)              0.25

   Distributions from net investment
      income                                         (0.03)                 -                 -                 -                 -
   Distributions from net realized gains
      on investments                                 (1.02)            (0.55)                 -                 -            (0.07)
                                             --------------   ---------------   ---------------    --------------   ---------------
   Total distributions                               (1.05)            (0.55)                 -                 -            (0.07)
   Net asset value - end of period           $        17.32    $        17.23    $        15.79   $         11.91   $         13.18
                                             ==============   ===============   ===============    ==============   ===============
   Total return (a)                                   6.66%            12.52%            32.58%           (9.64)%             1.90%
                                             ==============   ===============   ===============    ==============   ===============

   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)      $       65,959    $       65,446    $       61,197   $        43,808   $        44,744
   Ratio of net investment income (loss)
      to average net assets                           0.13%           (0.28)%           (0.21)%           (0.13)%           (0.12)%
   Ratio of operating expenses to average
      net assets before fees waived
      and/or expenses reimbursed by
      investment   adviser and
      administrator
                                                      1.57%             1.58%             1.64%             1.63%             1.64%
   Ratio of operating expenses to average
      net assets after waivers and/or
      expense reimbursements
                                                      1.57%             1.58%             1.64%             1.63%             1.64%
   Portfolio turnover rate                              22%               31%               22%               23%               29%

------------------------------------------------------------------------------------------------------------------------------------
(a) Total return represents  aggregate total return for the period indicated and assumes reinvestment of all distributions.

                                                      FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS SHARES
                                                                                 FOR THE YEAR ENDED
                                                ------------------------------------------------------------------------------------
                                                 12/31/2005        12/31/2004        12/31/2003        12/31/2002       12/31/2001
                                                 ----------        ----------        ----------        ----------       ----------
  Net asset value - beginning of period      $         17.49   $         15.98   $         12.02    $         13.26  $         13.05

  Net investment income                                 0.07                 -              0.01               0.02             0.02
  Net realized and unrealized gain (loss)
    on investments                                      1.15              2.06              3.95             (1.26)             0.26
                                             ---------------   ---------------   ---------------    ---------------  ---------------
  Net increase (decrease) in net assets                 1.22              2.06              3.96             (1.24)             0.28
    resulting from investment operations

  Distributions from net investment income            (0.08)                 -                 -                  -              -
  Distributions from net realized gains
    on investments                                    (1.02)            (0.55)                 -                  -           (0.07)
                                             ---------------   ---------------   ---------------    ---------------  ---------------
  Total distributions                                 (1.10)            (0.55)                 -                  -           (0.07)

  Net asset value - end of period            $         17.61   $         17.49   $         15.98    $         12.02  $         13.26
                                             ===============   ===============   ===============    ===============  ===============
  Total return (a)                                     6.97%            12.87%            32.95%            (9.35)%            2.12%
                                             ===============   ===============   ===============    ===============  ===============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $        58,561   $        55,390   $        45,179    $        33,596  $        27,938
  Ratio of net investment income to
    average net assets                                 0.42%             0.02%             0.08%              0.17%            0.18%
  Ratio of operating expenses to average
    net assets before fees waived and/or
    expenses reimbursed by investment
    adviser and administrator                          1.28%             1.28%             1.35%              1.33%            1.34%
  Ratio of operating expenses to average
    net assets after waivers and/or
    expense reimbursements
                                                       1.28%             1.28%             1.35%              1.33%            1.34%
  Portfolio turnover rate                                22%               31%               22%                23%              29%

------------------------------------------------------------------------------------------------------------------------------------
(a) Total return represents  aggregate total return for the period indicated and assumes reinvestment of all distributions.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

PROSPECTUS

May 1, 2006

                                Delphi Value Fund

[Kobren Insight Funds logo appears in lower right corner]

LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

FACTORS EVERY INVESTOR SHOULD KNOW                                   3

     Investment goal                                                 3

     Principal investments                                           3

     Investment strategy                                             3

     Principal investment risks                                      3

     Summary of past performance                                     4

     Who may want to invest in Delphi Value Fund                     5

     Fees and expenses                                               5

MORE ABOUT THE FUND'S STRATAGIES AND INVESTMENTS                     5

INVESTMENT ADVISER AND SUBADVISER                                    6

INVESTMENT AND ACCOUNT POLICIES                                      7

     Calculation of net asset value per share                        7

     How to purchase shares                                          8

     How to exchange/redeem shares                                   9

     Short-term and excessive trading policy                         10

     Closing sub-minimum accounts                                    11

     Signature guarantees                                            11

     Dividends, distributions and taxes                              11

FINANCIAL HIGHLIGHTS                                                 12

FOR MORE INFORMATION                                                 back cover

--------------------------------------------------------------------------------
 2                                   DELPHI VALUE FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

INVESTMENT GOAL

o Long term growth of capital.

PRINCIPAL INVESTMENTS

o The fund invests at least 65% of its assets in equity securities of U.S. companies. The fund may invest in a mix of large, medium and small capitalization companies. The fund may invest up to 35% of its assets in securities of foreign issuers, including emerging market issuers.
o Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

INVESTMENT STRATEGY

In selecting stocks for the fund's portfolio, Delphi Management, Inc. ("Delphi"), the fund's subadviser, follows a strict value discipline evaluating each company on its own merits.

1. Delphi uses a quantitative model to identify attractive companies that have one or more of the following characteristics:

O  AT LEAST A 15% RETURN ON EQUITY
O  LOW DEBT TO EQUITY RATIOS
O SOUND FINANCIAL CONDITIONS AND CONSERVATIVE ACCOUNTING PRACTICES O GOOD BUSINESSES WITH SUSTAINABLE FRANCHISES

2. Delphi's quantitative model also considers revenues, earnings and free cash flow levels.

    In addition to the quantitative model,
o Delphi utilizes in-person visits or discussions with company management before investing in a company.
o Delphi looks for management that is capable and candid about problems and that has a viable strategic plan.
o Delphi selects for the fund's portfolio attractive companies that appear to be undervalued by the stock market. The measures of value used by the manager include price to earnings multiples, cash flow multiples and low price-to-liquidation values. These companies may be temporarily out of favor or not closely followed by investors.
o   Delphi does not attempt to "time the market."

PRINCIPAL INVESTMENT RISKS

[Picture of bear and bull]

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You could lose money on your investment in the fund or the fund could perform worse than other possible investments if any of the following occurs:

o    The U.S. or a foreign stock market goes down.
o The market favors growth stocks over value stocks or favors companies at a particular capitalization level.
o Prices of the fund's investments in small-capitalization companies may experience sharper swings in market values because they tend to have limited resources, and these securities can be more difficult to sell than investments in mid- to large-capitalization companies.
o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
o Prices of the fund's investments in foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. These risks are more severe for issuers in emerging market countries.
o The manager's judgments about the attractiveness, value and potential appreciation of a particular company's stock proves to be incorrect.

--------------------------------------------------------------------------------
                       PROSPECTUS                                            3

                       FACTORS EVERY INVESTOR SHOULD KNOW

[sidebar] Summary of Past Performance

[This section appears in a colored box]

The bar chart and table shown below may help illustrate the risks of investing in the fund. The bar chart shows the performance of the fund for the periods indicated. The table shows how the fund's average annual returns for the periods indicated compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

[Bar chart showing the calendar year performance of the fund's retail class and institutional class for 1999, 2000, 2001, 2002, 2003, 2004 and 2005, respectively. The plot points are 11.30%, 17.30%, 1.90%, (9.64)%, 32.58%, 12.52%
and 6.66%, respectively, for the fund's retail class and 11.61%, 17.64%, 2.12%, (9.35)%, 32.95%, 12.87% and 6.97%, respectively, for the institutional class.]

                                                         Retail Class                          Institutional Class
           Best quarterly returns                 17.03% in 2nd quarter 2003                17.13% in 2nd quarter 2003
           Worst quarterly returns               -15.02% in 3rd quarter 2001               -14.87% in 3rd quarter 2001

                             Average Annual Returns
                           For Periods Ended 12/31/05

The following table indicates how the fund's average annual returns for different calendar periods compare to the returns of the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index is an unmanaged stock index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted earnings estimates than broader market indices. It is not possible to invest in an index.

--------------------------------------------------------------------------------------------------------
                                                 1 YEAR        5 YEARS        SINCE         INCEPTION
                                                                            INCEPTION         DATE
--------------------------------------------------------------------------------------------------------
DELPHI VALUE FUND - RETAIL CLASS
--------------------------------------------------------------------------------------------------------
Return before taxes                               6.66%         7.94%         9.86%       12/23/98
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions               5.75%         7.61%         9.53%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions and           5.55%         6.85%         8.59%
   sale of fund shares
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DELPHI VALUE FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
Return before taxes                               6.97%         8.24%         10.17%      12/23/98
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions               6.03%         7.91%         9.82%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions and           5.80%         7.12%         8.86%
   sale of fund shares
--------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX

--------------------------------------------------------------------------------------------------------
(Reflects no deduction for taxes, expenses       12.65%        12.20%         11.69%
   or fees)
--------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
4                                DELPHI VALUE FUND

                       FACTORS EVERY INVESTOR SHOULD KNOW

[Picture of people appears in upper left-hand corner]

WHO MAY WANT TO INVEST IN DELPHI VALUE FUND

The fund may be appropriate for investors:

o Seeking growth of capital.
o With a long-term time horizon and no need for current income.
o Willing to accept stock market risk in exchange for the opportunity to achieve higher long-term returns.

[sidebar] Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Delphi Value Fund.

---------------------------------------------------------------------------------------------------------------------
For year ended 12/31/05                                                            Retail Class   Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                                       None               None
Maximum deferred sales charge (load)                                                   None               None
Redemption fee                                                                         None               None
Exchange fee                                                                           None               None
---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (expenses that are deducted from fund assets)
Management fees                                                                       1.00%              1.00%
Distribution (12b-1) and/or service fees                                              0.25%               None
Other expenses                                                                        0.32%              0.28%
Total annual fund operating expenses                                                  1.57%              1.28%
---------------------------------------------------------------------------------------------------------------------

(1) The fund has a voluntary expense limitation of 1.75% for the retail class and 1.50% for the institutional class which may be terminated at the discretion of the fund's adviser, Kobren Insight Management, Inc. For the year ended December 31, 2005, actual total annual fund operating expenses for both the retail class and institutional class were below these voluntary expense limitations of 1.75% and 1.50%, respectively.

The example assumes that

o    You invest $10,000 in the fund for the time periods indicated;
o    Your investment has a 5% return each year;
o    The fund's gross operating expenses remain the same; and
o    You redeem your investment at the end of each period.

[sidebar] This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               Retail Class      Institutional Class
                    1 year          $160                   $130
                   3 years          $496                   $406
                   5 years          $855                   $702
                  10 years        $1,867                 $1,545

                MORE ABOUT THE FUND'S STRATEGIES AND INVESTMENTS

                               DEFENSIVE INVESTING

The fund may depart from its principal investment strategies by taking temporary defensive positions in debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. These securities may be of any maturity or duration and may be issued by the U.S. Government or any of its agencies, foreign governments, supranational entities such as the World Bank and U.S. and foreign companies. Defensive investing may prevent the fund from achieving its goal of capital growth. The fund could give up potential gains and minimize losses while defensively invested.

                           THE FUND'S INVESTMENT GOAL

The Board of Trustees may change the fund's investment goal without obtaining the approval of the fund's shareholders. The fund might not succeed in achieving its goal.

                              DERIVATIVE CONTRACTS

The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing stock market prices or currency exchange rates.
o As a substitute for purchasing or selling securities or foreign currencies. o To shorten or lengthen the effective maturity or duration of the fund's fixed income portfolio.
o In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

--------------------------------------------------------------------------------
                               PROSPECTUS                                    5

Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

                    ADDITIONAL INVESTMENTS AND RELATED RISKS

The fund could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:

o INTEREST RATE RISK - If interest rates go up, bond prices and the value of the fund's investments in fixed income securities could go down.
o CREDIT RISK - An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer.
o LEVERAGE RISK - If the fund enters into derivative contracts, the fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor investment decisions.
o CORRELATION RISK - Changes in the value of the fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.
o LIQUIDITY AND VALUATION RISKS - Securities that were liquid when purchased by the fund may become temporarily or permanently illiquid and difficult to value, especially in declining markets.
o TURNOVER RISK - The fund may engage in active trading to achieve its investment strategies which may result in a higher than average level of capital gains and will result in greater transaction costs to the fund and could detract from the fund's performance.

                               PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information (SAI).

                        INVESTMENT ADVISER AND SUBADVISER

                    Adviser: KOBREN INSIGHT MANAGEMENT, INC.

[Kobren Logo appears in upper left-hand corner]

Kobren Insight Management, Inc. (KIM) is the fund's investment adviser. KIM was established in 1987 and is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation (E*TRADE FINANCIAL). KIM is located at 20 William Street, Wellesley Hills, Massachusetts 02481. As of December 31, 2005, KIM managed approximately 900 client accounts with assets totaling approximately $1 billion. KIM is also the investment adviser of Kobren Growth Fund. On November 2, 2005, KIM was acquired by E*TRADE FINANCIAL. Under the terms of the acquisition, and with the approval of the Board of Trustees and the fund's shareholders, KIM was reapproved as the fund's investment adviser and Delphi was reapproved as the fund's subadviser.

The fund has agreed to pay KIM a monthly advisory fee at the annual rate of 1.00% of the fund's average daily net assets. For the most recent fiscal year, the fund paid KIM an advisory fee of 1.00% of its average daily net assets.

                        Subadviser: DELPHI MANAGEMENT, INC.

[Delphi Logo appears in upper left-hand corner]

KIM has engaged Delphi as the fund's subadviser. Delphi is located at 50 Rowes Wharf, Boston, Massachusetts 02110. Under the supervision of KIM and the board of trustees, Delphi makes the fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the fund's investments. Scott M. Black is and has been the fund's portfolio manager since the fund's inception in 1998. Mr. Black is and has been the President and controlling shareholder of Delphi since 1983. Since 1980, Delphi (and its predecessor firm) has limited its management services to institutional investors, including pensions, endowments and high net worth individuals. As of December 31, 2005, Delphi managed approximately $1.5 billion in assets. KIM is responsible for paying Delphi's subadvisory fee.

KIM pays Delphi a monthly subadivsory fee at the annual rate of 0.50% of the fund's average daily net assets. The fund is not responsible for paying Delphi's subadvisory fee.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund is available in the SAI.

KIM has voluntarily agreed to cap the fund's total annual operating expenses of the retail class at no more than 1.75% annually of the fund's average daily net assets and of the institutional class at no more than 1.50%. This cap does not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. This voluntary expense cap arrangement may be revoked at any time at the discretion of KIM. The retail class of the fund pays a portion of the fees associated with participation in various network programs, including the program sponsored by E*TRADE FINANCIAL.

A discussion regarding the factors considered by the fund's Board of Trustees in approving the fund's investment advisory and subadvisory agreement is available in the fund's annual report to the shareholders for the period ended December 31, 2005.

                            DISTRIBUTION ARRANGEMENTS

The fund has adopted a plan under rule 12b-1 for the retail class shares of the fund. The plan allows the fund to use part of the fund's assets (up to 0.25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of fund assets, over time these fees will increase the cost of your investment on an ongoing basis and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
6                            DELPHI VALUE FUND

                         INVESTMENT AND ACCOUNT POLICIES

[Picture depicting a calculator appears in upper left-hand corner]

[sidebar] The fund calculates its NAV every business day.

                    CALCULATION OF NET ASSET VALUE PER SHARE

The fund calculates the net asset value per share (NAV) for each class at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for regular trading. The fund's NAV will not be calculated on the days on which the New York Stock Exchange is closed for regular trading, such as on regular national holidays. If the New York Stock Exchange closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

The fund's portfolio securities are valued on the basis of either market quotations or at fair value, which may include the use of pricing services. Fair value, which means estimating a security's value at other than the market quotation, may be used if the security's closing market price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the fund to be different than other funds' prices derived from market quotations and different than the value realized upon such security's sale.

                             PURCHASING FUND SHARES

Individuals, institutions, companies and fiduciaries may buy shares of the fund without a sales charge at the NAV next calculated after the order has been received in proper form.

                             CHOOSING A SHARE CLASS

The fund offers two share classes, each with its own expense structure. The retail class has a 12b-1, or marketing, fee. The fee allows the fund to pay for certain activities and expenses intended primarily to result in the sale of the retail class shares of the fund. The institutional class, available only to qualified investors, does not have a marketing fee, but has substantial initial and ongoing minimum investment levels.

                          TAX-DEFERRED RETIREMENT PLANS

Both traditional IRAs and Roth IRAs are offered directly through Kobren Insight Funds. The following retirement plans are available through the mutual fund networks listed on page 8.

o  Keough plans for self-employed individuals.
o  SEP and SARSEP plans for corporations.
o Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

                             WIRE AND ACH TRANSFERS

The fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the fund's custodian may charge a fee in the future.

                             TELEPHONE TRANSACTIONS

The fund has procedures designed to verify that telephone instructions are genuine. If it follows these procedures, it will not be liable for any losses caused by acting on unauthorized telephone instructions.

[the following section appears in a shaded box]

                           MINIMUM INVESTMENT AMOUNTS

The following minimum investment requirements apply to initial purchases:

TYPE OF ACCOUNT                             RETAIL           INSTITUTIONAL
Regular accounts                            $2,500           $1 million
IRAs (traditional and Roth)                 $2,000           N/A
Through fund networks (see page 8)          $2,500           $1 million

Subsequent Investments: There is a $500 minimum for retail class (no minimum for institutional class).

Institutional Class: The minimum investment requirement for the institutional class is $1 million. For investors purchasing through registered investment advisers, institutions such as trusts or foundations or other qualified investors purchasing through an omnibus account, shareholder purchases may be aggregated to meet this minimum. The minimum does not apply to employees of KIM and its affiliates and their immediate families, KIM and Delphi clients and employees of Delphi and their immediate families and the board of trustees of Kobren Insight Funds.

Retail and Institutional Classes: You can get prospectuses, sales literature and applications from the fund's distributor, E*TRADE Securities, LLC, at the address and telephone number listed on the back cover of this prospectus. The fund and its distributor may reject or cancel all or part of an order to buy or exchange fund shares for any reason. The fund may be closed to new investors, temporarily or permanently, without advance notice to investors. Fund officers have discretion to waive or reduce any of the minimum investment requirements.

--------------------------------------------------------------------------------
                           PROSPECTUS                                      7

                             HOW TO PURCHASE SHARES

Method of Purchase

BY CHECK [Picture of a check appears here]
Purchase Procedures

OPEN AN ACCOUNT

o To open an account and make an initial investment in retail class shares, send check in an amount no less than $2,500 ($2,000 for IRAs) and account application to the address shown below. The initial minimum investment in institutional class shares is $1 million.
o  An account application is included with this prospectus.

ADD TO AN ACCOUNT
o Send a check ($500 minimum for retail class shares; no minimum for institutional class shares) with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.
o  If you are adding to an IRA account, please note the contribution year.

ALL PURCHASES

o Your checks must be drawn on a U.S. bank or savings institution and should be made payable to Kobren Insight Funds.
o If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the fund, its distributor or its transfer agent.

BY WIRE [Picture of a bank appears here]

OPEN AN ACCOUNT

o To purchase shares by wire, call customer service for instructions at the number shown below.
o Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.
o You will be assigned a new account number. You should write this number on and complete an account application, which must be sent promptly to the address shown below.
o Your purchase order will not take effect until both the wire and the purchase order are received by the fund.
o You will be able to redeem shares of the fund, but not receive the proceeds, before the fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT

o When you purchase more shares by wire, provide your fund name, account name and account number to permit proper crediting.
o To receive timely credit, you must call and tell customer service that your bank is sending a wire.

BY AUTOMATED CLEARING HOUSE TRANSFER (ACH)

o If you want to purchase shares for non-retirement accounts via electronic funds transfer, check this option in section 5 of your account application.
o  Call customer service before 4:00 p.m. Eastern time.

BY AUTOMATIC INVESTMENT PLAN [Picture of a calendar appears here]

o After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.
o To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the fund in writing.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its authorized designees prior to the time at which the fund calculates its NAV (normally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the fund's transfer agent.

o The fund's retail class may also be purchased with no transaction fee through the following fund networks (a transaction fee applies to institutional class purchases) subject to the policies of such networks and any other fees disclosed to customers by such networks:

o   E*TRADE Securities            800-ETRADE1 (387-2331)    www.etrade.com
o   Fidelity Investments          800-544-6666              www.fidelity.com
o   Charles Schwab & Co., Inc.    800-435-4000              www.schwab.com
o   TD Waterhouse Securities      800-934-4448              www.tdsecurities.com

[This section appears in a box]

Send mail to:   Kobren Insight Funds, P.O. Box 5146
                4400 Computer Drive, Westborough, MA 01581

Call:  Customer Service: toll-free at 800-895-9936
       Business Days: 9 a.m. - 8 p.m. Eastern time

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

--------------------------------------------------------------------------------
8                              DELPHI VALUE FUND

                          HOW TO EXCHANGE/REDEEM SHARES

Method of Exchange

ALL EXCHANGES [Picture of a dollar sign with arrow pointing to upper right appears here]

Exchange Procedures

o You may exchange shares of the fund for shares of Kobren Growth Fund at the NAV of the fund next determined after receipt of your exchange request.
o Exchanges must meet the applicable minimum initial investment requirements for Kobren Growth Fund.
o To protect other shareholders of the fund, the fund may cancel the exchange privileges of any person that, in the opinion of the fund, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. The fund will cancel the exchange privileges of any investor who, in the opinion of the fund, is using market timing strategies or makes more than two redemptions out of the fund within 30 days of a purchase, including an exchange. The fund may also close the accounts of shareholders whose exchange privilege has been cancelled. Please see "Short-Term and Excessive Trading Policy" on page 10 for more details.
o The fund's trustees may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

BY MAIL [Picture of an envelope appears here]

o  Send a written exchange request to the address shown below.
o Your request must state the number of shares or dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.
o The request must be signed exactly as your name appears on the account registration.

BY TELEPHONE [Picture of a telephone appears here]

o Call customer service at the toll-free number shown below.

o If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

Method of Redemption

BY MAIL [Picture of an envelope appears here]

Redemption Procedures

o You may redeem shares of the fund by sending a written redemption request to Kobren Insight Funds at the address shown below.
o Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.
o The request must be signed exactly as your name appears on the account registration.
o If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 11. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.
o If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.

BY TELEPHONE [Picture of a telephone appears here]

o To redeem by telephone, call customer service at the number shown below.
o You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

THROUGH BROKER-DEALERS AND FUND NETWORKS

o Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its authorized designee prior to the time at which the fund calculates its NAV (normally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the fund's transfer agent and may charge a transaction fee for this service.

SYSTEMATIC WITHDRAWAL PLAN [Picture of a calendar appears here]

o If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.
o  Call customer service at the number shown below for more information.

[This section appears in a box]

Send mail to:   Kobren Insight Funds, P.O. Box 5146
                4400 Computer Drive, Westborough, MA 01581

Call:  Customer Service: toll-free at 800-895-9936
       Business Days: 9 a.m. - 8 p.m. Eastern time

--------------------------------------------------------------------------------
                            PROSPECTUS                                       9

                         INVESTMENT AND ACCOUNT POLICIES

                              REDEEMING FUND SHARES

[sidebar] You may redeem shares of the fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. Under unusual circumstances, the fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program listed under "Signature Guarantees" on page 11.

While it is intended that all sales proceeds will be paid in cash, the fund reserves the right to satisfy redemption requests in the form of certain marketable securities held in the fund's portfolio. This is called a `redemption-in-kind.' An investor who receives a redemption-in-kind may need to pay transaction costs, such as brokerage commissions, and may incur tax liability when the in-kind securities are sold by that investor.

                     SHORT-TERM AND EXCESSIVE TRADING POLICY

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The Board of Trustees has adopted a policy with respect to short-term and excessive trading. The fund is not intended for market timing or excessive trading. To deter such activities, the fund or its agents will temporarily or permanently suspend or terminate, without any prior notice, purchase and exchange privileges of any investor who makes more than two redemptions, including by exchange, out of the fund within 30 days after a purchase, and bar, without any prior notice, future purchases of the fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. In addition, the fund or its agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject such purchase orders that the fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the fund.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the fund believes are market timers will be revoked or cancelled by the fund on the next business day after receipt of the order.

Systematic purchase and redemption transactions are exempt from this policy. In addition, the fund may exempt redemption transactions that result from certain hardships from this policy, including redemptions resulting from a shareholder's death or disability and minimum required distributions from retirement accounts. This policy may be modified for accounts held by certain retirement plans to conform to plan trading limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These trading limits are subject to the fund's ability to monitor trading activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the fund considers the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the fund. The fund does not believe that it presents market-timing risks that are different from those associated with other similar funds that invest primarily in equity securities of U.S. issuers.

--------------------------------------------------------------------------------
10                               DELPHI VALUE FUND

                         INVESTMENT AND ACCOUNT POLICIES

                          CLOSING SUB-MINIMUM ACCOUNTS

The fund may close your retail class account if, for reasons other than market losses, the value of your shares falls below $1,000, or any other minimum set by the fund's trustees. The fund may convert your institutional class shares to retail class shares if the value of your account as a result of share redemptions falls below $250,000. After the fund notifies you of its intention to close your retail class account or convert your institutional shares, you will have 60 days to bring the account back to the minimum level.

                              SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

[sidebar] The fund declares and pays dividends according to the schedule on the right.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions (including under the systematic withdrawal plan) and exchanges of fund shares are taxable events on which you may recognize capital gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

[sidebar] Dividends are paid in additional shares of the fund unless you elect to receive them in cash.

-------------------------------------------------------------------------------------------------
Type of Distribution                            Declared and Paid    Federal Tax Status
-------------------------------------------------------------------------------------------------
Dividends from net investment income,             Annually         Taxable as ordinary income.
other than "qualified dividend income"(1)
-------------------------------------------------------------------------------------------------
Distributions of short-term capital gain          Annually         Taxable as ordinary income.
-------------------------------------------------------------------------------------------------
Distributions of long-term capital gain           Annually         Taxable at long-term capital
gain and qualified dividend income                                 rates(2).
-------------------------------------------------------------------------------------------------

(1) As defined in Section 1(h)(11)(B) of the Internal Revenue Code of 1986, as amended.
(2) In order to be taxed at long-term capital gains rates on qualified dividend income, individual shareholders must meet certain holding period requirements with respect to their fund shares.

You should generally avoid investing in the fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

An exchange of the fund's shares for shares of the Kobren Growth Fund will be treated as a sale of the fund's shares and any gain on the transaction may be subject to federal and state income taxes.

Every January, the fund will send you information about the fund's dividends and distributions during the previous calendar year. Most of the fund's distributions are expected to be capital gains.

If you do not provide the fund with a correct taxpayer identification number and required certifications, or if the fund is legally required to do so, you may be subject to federal backup withholding tax.

--------------------------------------------------------------------------------
                             PROSPECTUS                                     11

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Tait, Weller & Baker LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request and without charge. The information for periods ending prior to December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose reports expressed an unqualified opinion on the prior years' financial highlights.

                                                                             RETAIL CLASS SHARES
                                                                             FOR THE YEAR ENDED
                                             ------------------------------------------------------------------------------------
                                              12/31/2004       12/31/2003        12/31/2002        12/31/2001        12/31/2000
                                              ----------       ----------        ----------        ----------        ----------
Net asset value - beginning of period     $         17.23   $        15.79    $        11.91    $        13.18   $         13.00

Net investment income (loss)                         0.02           (0.05)            (0.03)            (0.02)            (0.02)
Net realized and unrealized gain
   (loss) on investments                             1.12             2.04              3.91            (1.25)              0.27
                                             -------------     ------------      ------------      ------------     -------------
Net increase (decrease) in net assets
   resulting from investment operations              1.14             1.99              3.88            (1.27)              0.25

Distributions from net investment
   income                                          (0.03)                -                 -                 -                 -
Distributions from net realized gains
   on investments                                  (1.02)           (0.55)                 -                 -            (0.07)
                                             -------------     ------------      ------------      ------------     -------------
Total distributions                                (1.05)           (0.55)                 -                              (0.07)
                                                                                                             -
Net asset value - end of period           $         17.32   $        17.23    $        15.79    $        11.91   $         13.18
                                             =============     ============      ============      ============     =============
Total return (a)                                    6.66%           12.52%            32.58%           (9.64)%             1.90%
                                             =============     ============      ============      ============     =============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $        65,959   $       65,446    $       61,197    $       43,808   $        44,744
Ratio of net investment income (loss)
   to average net assets                            0.13%          (0.28)%           (0.21)%           (0.13)%           (0.12)%
Ratio of operating expenses to average
   net assets before fees waived
   and/or expenses reimbursed by
   investment   adviser and
   administrator                                    1.57%            1.58%             1.64%             1.63%             1.64%
Ratio of operating expenses to average
   net assets after waivers and/or
   expense reimbursements                           1.57%            1.58%             1.64%             1.63%             1.64%
Portfolio turnover rate                               22%              31%               22%               23%               29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

--------------------------------------------------------------------------------
12                           DELPHI VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS SHARES
                                                                                 FOR THE YEAR ENDED
                                             ------------------------------------------------------------------------------------
                                              12/31/2004       12/31/2003        12/31/2002        12/31/2001        12/31/2000
                                              ----------       ----------        ----------        ----------        ----------
  Net asset value - beginning of period      $        17.49   $        15.98   $         12.02   $         13.26   $         13.05

  Net investment income                                0.07                -              0.01              0.02              0.02
  Net realized and unrealized gain (loss)
    on investments                                     1.15             2.06              3.95            (1.26)              0.26
                                               -------------    -------------    --------------     -------------     -------------
  Net increase (decrease) in net assets                1.22             2.06              3.96            (1.24)              0.28
    resulting from investment operations

  Distributions from net investment income           (0.08)                -                 -                 -                 -
  Distributions from net realized gains
    on investments                                   (1.02)           (0.55)                 -                 -            (0.07)
                                               -------------    -------------    --------------     -------------     -------------
  Total distributions                                (1.10)           (0.55)                 -                 -            (0.07)

  Net asset value - end of period            $        17.61   $        17.49   $         15.98   $         12.02   $         13.26
                                               =============    =============    ==============     =============     =============
  Total return (a)                                    6.97%           12.87%            32.95%           (9.35)%             2.12%
                                               =============    =============    ==============     =============     =============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $       58,561   $       55,390   $        45,179   $        33,596   $        27,938
  Ratio of net investment income to
    average net assets                                0.42%            0.02%             0.08%             0.17%             0.18%
  Ratio of operating expenses to average
    net assets before fees waived and/or
    expenses reimbursed by investment
    adviser and administrator                         1.28%            1.28%             1.35%             1.33%             1.34%
  Ratio of operating expenses to average
    net assets after waivers and/or
    expense reimbursements
                                                      1.28%            1.28%             1.35%             1.33%             1.34%
  Portfolio turnover rate                               22%              31%               22%               23%               29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

--------------------------------------------------------------------------------
                            PROSPECTUS                                      13

                                    THIS PAGE
                            INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
14                               DELPHI VALUE FUND

INVESTMENT ADVISER ..............   Kobren Insight Management, Inc.
                                    20 William Street
                                    Wellesley Hills, MA 02481
                                    Toll-free: 800-456-2736

LEGAL COUNSEL ...................   Wilmer Cutler Pickering Hale and Dorr LLP

ADMINISTRATOR ...................   PFPC Inc.


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ..........   Tait, Weller & Baker LLP

TRANSFER AGENT ..................   PFPC Inc.
                                    Toll-free: 800-895-9936

DISTRIBUTOR .....................   E*TRADE Securities, LLC
                                    P.O. Box 5146 4400 Computer Drive
                                    Westborough, MA 01581 (800) 456-2736

CUSTODIAN .......................   Mellon Trust of New England, N.A.

--------------------------------------------------------------------------------
                           PROSPECTUS                                        15

FOR MORE INFORMATION

For individuals who want more information about Delphi Value Fund, the following documents are available free upon request:

Annual/Semiannual Reports
Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the fund. The SAI is legally part of the prospectus and is incorporated into this prospectus by reference.

Contacting the Principal Distributor
The fund's shareholder reports are available on the fund's website. The SAI is not available on the fund's website because individuals can get free copies of this document, request other information and discuss questions about the fund by contacting the fund's principal distributor at:

                Address:  E*TRADE Securities, LLC
                          P.O. Box 5146
                          4400 Computer Drive
                          Westborough, MA 01581

              Telephone:  (800) 456-2736

                 E-mail:  DELPHIVALUE@ETRADE.COM

               Internet:  WWW.ETRADE.COM

Contacting the Securities and Exchange Commission

Individuals can review and copy the fund's reports and SAI at the Public Reference Section of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
o Free from the Securities and Exchange Commission's Internet website at www.sec.gov.

Investment Company Act File No: 811-07813

                                                                    DELPROS2006